UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 30, 2007

Cadence Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33103	41-2142317

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12481 High Bluff Drive, Suite 200
San Diego, California 92130
(Address of principal executive offices, including zip code)
(858) 436-1400
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
          Cadence Pharmaceuticals, Inc. (“Cadence”) hosted a conference call on July 30, 2007, at 9:00 a.m. Eastern time regarding its discussions with the U.S. Food and Drug Administration on Cadence’s proposed increase in the number of patients to be enrolled in the ongoing Phase III clinical trial of its experimental product candidate, Omigard™ (omiganan pentahydrochloride 1% aqueous gel), and the anticipated financial impact of this increase.
     The conference call transcript is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A webcast replay of the conference call will remain available on Cadence’s website, www.cadencepharm.com, for fifteen days.
     The information in this Current Report on Form 8-K, including the transcript attached hereto as Exhibit 99.1, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.
     By filing this Current Report on Form 8-K and furnishing this information, Cadence makes no admission as to the materiality of any information in this report. The information contained in the transcript is summary information that is intended to be considered in the context of Cadence’s other filings with the SEC and other public announcements that Cadence makes, by press release or otherwise, from time to time. Cadence undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosure.
     Cadence cautions you that statements included in this report, including the transcript attached hereto as Exhibit 99.1, that are not a description of historical facts are forward-looking statements. These forward-looking statements include statements regarding: the anticipated completion of the increased enrollment of patients in the ongoing Phase III clinical trial of Omigard; the related projected financial impact; and the potential for filing a new drug application, or NDA, for Omigard and the timing of any such filing. The inclusion of forward-looking statements should not be regarded as a representation by Cadence that any of its plans will be achieved. Actual results may differ materially from those set forth in this report due to the risks and uncertainties inherent in Cadence’s business, including, without limitation: Cadence’s ability to enroll sufficient patients to complete the pending Phase III clinical trial of Omigard; potential delays in the completion of the trial; the adequacy of the trial design for the pending Phase III clinical trial of Omigard to generate data that are deemed sufficient by regulatory authorities to support potential regulatory filings, including an NDA, for Omigard; the potential for Omigard, or Cadence’s other product candidate, IV APAP, an intravenous formulation of acetaminophen, to receive regulatory approval for one or more indications on a timely basis or at all; unexpected adverse side effects or inadequate therapeutic efficacy of IV APAP or Omigard that could delay or prevent regulatory approval or commercialization, or that could result in recalls or product liability claims; other difficulties or delays in development, testing, manufacturing and marketing of and obtaining regulatory approval for IV APAP or Omigard; the market potential for pain, fever, local catheter site infections and other target markets, and Cadence’s ability to compete; Cadence’s ability to raise sufficient capital; and other risks detailed in Cadence’s prior press releases as well as in Cadence’s public filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Cadence undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits
                         (d) Exhibits.

Exhibit
Number	Description of Exhibit

99.1	Conference Call Transcript, dated July 30, 2007
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE PHARMACEUTICALS, INC.
By:	/s/ WILLIAM R. LARUE
William R. LaRue
Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Date: July 31, 2007

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Conference Call Transcript, dated July 30, 2007